3D GEO

3D-GEO PTY LTD

LEVEL 13, 45 WILLIAM STREET

MELBOURNE AUSTRALIA 3000

TELEPHONE – 61 3 9620 9092

FACSIMILE – 61 3 9011 6126

WWW.3D-GEO.COM	INFO@3D-GEO.COM

Cheetah Oil & Gas Ltd.,

c/o Willowglen Business Park Ltd.

#201, 811 Manning Road N.E.

Calgary, Alberta. T2E 7L4

Canada

Attn Hari Sharma

Dear Hari Sharma,

Permission to use extracts from the PPL246 Report provided to COGL on the January 4, 2005

3D-GEO Ltd hereby acknowledges the content of the extracts submitted by Cheetah Oil and Gas Ltd to the UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 as being accurate extracts from the 3D-GEO report entitled “Hydrocarbon Prospectively of the PPL 246, Papua New Guinea”, summary report on the Phase one Analysis for Cheetah Oil and Gas (PNG) Ltd, November 2004.

3D-GEO Ltd agrees to give permission to Cheetah Oil and Gas Ltd to use the extracts within the Form-8K and/or Form SB-2 documents.

Regards

/s/ Jeff Keetley

Jeff Keetley

Director, 3D-GEO Pty Ltd

Monday, August 11, 2005

3D GEO

3D-GEO PTY LTD

LEVEL 13, 45 WILLIAM STREET

MELBOURNE AUSTRALIA 3000

TELEPHONE – 61 3 9620 9092

FACSIMILE – 61 3 9011 6126

WWW.3D-GEO.COM	INFO@3D-GEO.COM

Cheetah Oil & Gas Ltd.,

c/o Willowglen Business Park Ltd.

#201, 811 Manning Road N.E.

Calgary, Alberta. T2E 7L4

Canada

Attn Hari Sharma

Dear Hari Sharma,

Permission to use extracts from the PPL249 Report provided to COGL on the January 4, 2005

3D-GEO Ltd hereby acknowledges the content of the extracts submitted by Cheetah Oil and Gas Ltd to the UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 as being accurate extracts from the 3D-GEO report entitled “Hydrocarbon Prospectively of PPL 249, Papua New Guinea”, summary report on the Phase one Analysis for Cheetah Oil and Gas (PNG) Ltd, January 2005.

3D-GEO Ltd agrees to give permission to Cheetah Oil and Gas Ltd to use the extracts within the Form-8K and/or Form SB-2 documents.

Regards

/s/ Jeff Keetley

Jeff Keetley

Director, 3D-GEO Pty Ltd

Monday, August 11, 2005